UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 31, 2006
WESTWOOD ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 5th Floor New York, NY	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 641-2000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
     On October 31, 2006, Westwood One, Inc. (the “Company”) entered into an Amendment No. 1 (the “Credit Agreement Amendment”) to the Credit Agreement, dated as of March 3, 2004 (the “Credit Agreement”), between Westwood One, Inc., the Subsidiary Guarantors parties thereto, the Lenders parties thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. All capitalized terms used and not defined herein have the meaning set forth in the Credit Agreement. A copy of the Credit Agreement was filed with the SEC on March 15, 2004 as Exhibit 10.4 to the Company’s annual report on Form 10-K for the year ended December 31, 2003.
     The Credit Agreement Amendment includes the following changes:
•	The Total Debt Ratio covenant was amended to 4.00 to 1 (from 3.50 to 1) through March 31, 2008, and 3.50 to 1 at any time thereafter;

•	the Revolving Credit Commitments were reduced from $180 million to $150 million, with a further reduction to $125 million to occur effective September 28, 2007;

•	the Restricted Payments covenant was amended to state that during any period when the Total Debt Ratio is 2.50 to 1 or greater, the general basket will permit only dividends and stock repurchases in an amount of up to $36 million;

•	the Investments covenant was amended to add a $5 million cap on new Investments (not consisting of Company stock) in Unrestricted Subsidiaries;

•	the definition of “Interest Period” was amended to allow a seven-day interest period subject to Lenders’ consent; and

•	the definition of “Annualized Consolidated Operating Cash Flow” was amended to exclude non-cash employee compensation expenses from operating expenses included in such calculation.
Amounts outstanding under the Credit Agreement will bear interest at a variable interest rate at a maximum of: (x) the prime rate plus an applicable margin of up to .25% or (y) LIBOR plus an applicable margin of up to 1.25%, at the Company’s option. Except as expressly provided in the Credit Agreement Amendment, all provisions of the Credit Agreement will remain unmodified and continue in full force and effect.
     The foregoing description is qualified in its entirety by reference to the Credit Agreement Amendment which is attached hereto as Exhibit 99.1, the terms of which are incorporated by reference herein in their entirety.
Section 9 Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
     The following is a list of the exhibits filed as a part of this Form 8-K:

Exhibit
No.	Description of Exhibit
99.1	Amendment No. 1, dated as of October 31, 2006, to the Credit Agreement, dated as of March 3, 2004, between Westwood One, Inc., the Subsidiary Guarantors parties thereto, the Lenders parties thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD ONE, INC.

Date: November 6, 2006	By:	/s/ David Hillman

		Name:	David Hillman
		Title:	EVP, Business Affairs, General
Counsel and Secretary

EXHIBIT INDEX
Current Report on Form 8-K
dated November 6, 2006
Westwood One, Inc.

Exhibit
No.	Description of Exhibit

99.1	Amendment No. 1, dated as of October 31, 2006, to the Credit Agreement, dated as of March 3, 2004, between Westwood One, Inc., the Subsidiary Guarantors parties thereto, the Lenders parties thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.